                                                                      Exhibit 24

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Sherman I. Goldberg, Robert A. Rosholt, M. Eileen Kennedy and Laurence Goldman, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-8 relating to securities to be offered in connection with the Savings and Investment Plan (the "Plan") of First Chicago NBD Corporation (the "Corporation"), including the Corporation's Common Stock and interests in the Plan, pursuant to resolutions adopted by the Board of Directors of the Corporation on September 13, 1996, and any amendments thereto (including any post-effective amendments) and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                              Title
     ---------                              -----

/s/ Terence E. Adderley                     Director
----------------------------------
Terence E. Adderley



----------------------------------
James K. Baker


/s/ John H. Bryan                           Director
----------------------------------
John H. Bryan


/s/ Siegfried Buschmann                     Director
----------------------------------
Siegfried Buschmann


/s/ James S. Crown                          Director
----------------------------------
James S. Crown


/s/ Maureen A. Fay, O.P.                    Director
----------------------------------
Maureen A. Fay, O. P.


/s/ Charles T. Fisher III                   Director
----------------------------------
Charles T. Fisher III


/s/ Donald V. Fites                         Director
----------------------------------
Donald V. Fites


/s/ Verne G. Istock                         Director and Principal
----------------------------------          Executive Officer
Verne G. Istock


/s/ Thomas H. Jeffs II                      Director
----------------------------------
Thomas H. Jeffs II


/s/ Richard A. Manoogian                    Director
----------------------------------
Richard A. Manoogian


/s/ Scott P. Marks, Jr.                     Director
----------------------------------
Scott P. Marks, Jr.


/s/ William T. McCormick, Jr.               Director
----------------------------------
William T. McCormick, Jr.


/s/ Earl L. Neal                            Director
----------------------------------
Earl L. Neal


/s/ James J. O'Connor                       Director
----------------------------------
James J. O'Connor


                                            Director
----------------------------------
Thomas E. Reilly, Jr.


/s/ Patrick G. Ryan                         Director
----------------------------------
Patrick G. Ryan


/s/ Adele Simmons                           Director
----------------------------------
Adele Simmons


/s/ Richard L. Thomas                       Director
----------------------------------
Richard L. Thomas


/s/ David J. Vitale                         Director
----------------------------------
David J. Vitale


/s/ William J. Roberts                      Principal Accounting Officer
----------------------------------
William J. Roberts


/s/ Robert A. Rosholt                       Principal Financial Officer
----------------------------------
Robert A. Rosholt



Dated: September 13, 1996